MuniEnhanced
Fund, Inc.

STRATEGIC
     Performance

Annual Report
January 31, 1998

                             MuniEnhanced Fund, Inc.

The Benefits and
Risks of
Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend
Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                       MuniEnhanced Fund, Inc., January 31, 1998

TO OUR SHAREHOLDERS

For the year ended January 31, 1998, the Common Stock of MuniEnhanced Fund, Inc. earned $0.708 per share income dividends, which included earned and unpaid dividends of $0.058. This represents a net annualized yield of 5.72%, based on a month-end net asset value of $12.38 per share. Over the same period, the total investment return on the Fund's Common Stock was +12.06%, based on a change in per share net asset value from $11.75 to $12.38, and assuming reinvestment of $0.710 per share income dividends.

For the six months ended January 31, 1998, the total investment return on the Fund's Common stock was +4.20%, based on a change in per share net asset value from $12.24 to $12.38, and assuming reinvestment of $0.353 per share income dividends.

For the six-month period ended January 31, 1998, the Fund's Preferred Stock had an average dividend yield as follows: Series A, 3.74%; Series B, 3.24%; and Series C, 3.39%.

The Municipal Market Environment

During the six months ended January 31, 1998, long-term bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. During the last three months, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20% compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion-$220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December
1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy

During the first half of the Fund's fiscal year ended January 31, 1998, interest rates reached both the high and low of their trading range. As we stated in our last report to shareholders, the strategy of the Fund was to capture as much of the price appreciation of this market move as possible for our shareholders.

However, when the economy produced a 4.9% growth in gross domestic product during the first quarter of 1997, the bond market retreated. We took advantage of this time to restructure the Fund to a defensive posture by purchasing higher-coupon, shorter-duration municipal bonds. We also raised the Fund's cash reserves to 5%. After it became clearer that the economy would not overheat, we became much more constructive on the outlook for the market.

Since the spring of 1997, the portfolio has been fully invested in high-quality, long-duration municipal bonds which allowed the Fund to fully participate in the powerful bond market appreciation. Our portfolio strategy over the last six months was a continuation of our positive outlook on the market. Although we stated in our last report to shareholders that we would restructure the portfolio to become more defensive as interest rates continued to decline, we chose not to do so because of the significant turmoil caused by the Asian financial crisis. As world markets experienced periods of volatility, investors sought the safe haven of US Treasury bonds which, in turn, benefited fixed-income securities.

Looking forward, we anticipate keeping our present portfolio strategy in place until the situation in Asia stabilizes or the US economy shows signs of pushing inflation higher.

In Conclusion

We appreciate your ongoing interest in MuniEnhanced Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Hugh T. Hurley III

Hugh T. Hurley III
Vice President and Portfolio Manager

March 5, 1998

================================================================================

Portfolio Insurance

MuniEnhanced Fund, Inc. seeks to provide its shareholders with the benefits of an insured municipal bond portfolio. Previously, the Fund generally achieved this objective by limiting at least 80% of portfolio investments to municipal bonds insured under policies obtained by the issuer or another party, including the Fund itself, and issued by insurance carriers with claims paying ability ratings of AAA or its equivalent from at least two nationally recognized rating agencies, such as Standard & Poor's Ratings Services, Moody's Investor Service, Inc., or Fitch IBCA, Inc. In order to increase the Fund's flexibility to obtain appropriate investments, the Fund has modified its practice with respect to the ratings criteria it applies to the carriers that provide insurance for the municipal bonds in its portfolio. Currently, the Fund may also invest in municipal bonds insured by, or may itself purchase an insurance policy for all or a portion of its municipal bond portfolio from, an insurance carrier with a claims paying ability rating of AAA or its equivalent from at least one of such nationally recognized rating agencies. There can be no assurance that insurance of the kind described above will continue to be available to the Fund, and the Fund has reserved its right to modify its criteria for portfolio insurance, or discontinue its policy of maintaining an insured portfolio if such insurance is no longer available or if the cost of such insurance outweighs the benefits to the Fund. Although we periodically review the financial condition of each insurer, there can be no assurance that the insurers will be able to honor their obligations under the circumstances of any claim thereunder.

================================================================================


                                     2 & 3

                                       MuniEnhanced Fund, Inc., January 31, 1998

PROXY RESULTS

During the six-month period ended January 31, 1998, MuniEnhanced Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at the annual shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Withheld
                                                                           For          From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      James H. Bodurtha       27,513,497        582,762
                                                Robert R. Martin        27,517,257        579,002
                                                Joseph L. May           27,515,657        580,602
                                                Arthur Zeikel           27,499,182        597,077
-----------------------------------------------------------------------------------------------------

                                                            Shares Voted  Shares Voted  Shares Voted
                                                                 For        Against       Abstain
-----------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the
   Fund's independent auditors for the current fiscal year.  27,616,059     128,594       351,606
-----------------------------------------------------------------------------------------------------

During the six-month period ended January 31, 1998, MuniEnhanced Fund, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at the annual shareholders' meeting on September 1, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                       Shares Voted   Shares Withheld
                                                                           For          From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors as follows:
   James H. Bodurtha, Herbert I. London, Robert R. Martin,
   Joseph L. May, Andre F. Perold, Arthur Zeikel. Series A                 1,602             28
                                                  Series B                 1,626              0
                                                  Series C                 1,904             76
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                            Shares Voted  Shares Voted  Shares Voted
                                                                 For        Against       Abstain
-----------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche llp as the
   Fund's independent auditors for the current fiscal year
   as follows:                                    Series A      1,590          0             40
                                                  Series B      1,543         27             56
                                                  Series C      1,904         60             16
-----------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P    Moody's   Face                                                                                    Value
  STATE          Ratings  Ratings  Amount    Issue                                                                        (Note 1a)
===================================================================================================================================
Alabama--0.6%    AAA      Aaa      $2,500    Huntsville, Alabama, Health Care Authority, Health Care Facilities
                                             Revenue Bonds, Series B, 6.625% due 6/01/2004 (c)(g)                        $   2,876
===================================================================================================================================
Alaska--1.1%     AA       Aa3       5,000    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                             Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                         5,622
===================================================================================================================================
Arizona--1.4%    A1+      P1        2,300    Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                             (Arizona Public Service Company), VRDN, Series E, 3.65% due 5/01/2029 (a)       2,300
                 A1+      P1        4,700    Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corporation),
                                             VRDN, 3.75% due 12/01/2009 (a)                                                  4,700
===================================================================================================================================
California--9.8%                             Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                             (Public Improvements Project) (f):
                 AAA      Aaa       5,250    Senior Series A, 6% due 9/01/2024                                               6,051
                 AAA      Aaa      10,000    Sub-Series C, 5.28%** due 9/01/2036                                             1,385
                 AAA      Aaa       2,500    California State Public Works Board, Lease Revenue
                                             Bonds (Various University of California Projects), Series B, 6.625%
                                             due 12/01/2004 (g)                                                              2,912
                 A+       A1        2,500    Contra Costa County, California, COP, 6.50% due 8/01/2019                       2,760
                 AAA      Aaa       6,305    Fresno, California, Sewer Revenue Bonds, Series A, 4.75% due 9/01/2026 (c)      5,966
                 AAA      Aaa       8,235    Los Angeles County, California, Transportation Commission, Sales Tax
                                             Revenue Refunding Bonds, Series B, 6.50% due 7/01/2015 (b)                      8,972
                 AAA      Aaa       1,500    M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project),
                                             Series E, 6.50% due 7/01/2017 (c)                                               1,632
                                             Monterey County, California, COP (Natividad Medical Improvement Center),
                                             Series E (c):
                 AAA      Aaa       3,300      4.75% due 8/01/2018                                                           3,166
                 AAA      Aaa       3,340      4.75% due 8/01/2019                                                           3,184
                 AAA      Aaa       2,000      4.75% due 8/01/2027                                                           1,888
                 AAA      Aaa       1,500    Northern California Transmission Revenue Bonds (California-Oregon
                                             Transmission Project), Series A, 6.50% due 5/01/2016 (c)                        1,651
                 AA-      Aa3       3,300    San Diego County, California, Water Authority, Revenue Refunding Bonds,
                                             COP, Series A, 4.75% due 5/01/2020                                              3,130
                 AAA      Aaa       4,210    San Francisco, California, City and County Airports Commission,
                                             International Airport Revenue Bonds, AMT, Second Series, Issue 6, 6.60%
                                             due 5/01/2024 (d)                                                               4,675
                 AAA      Aaa       2,000    Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                                             (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2004 (d)(g)       2,343
===================================================================================================================================

Portfolio
Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DATES    Daily Adjustable Tax-Exempt Securities
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


                                     4 & 5

                                       MuniEnhanced Fund, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P    Moody's   Face                                                                                    Value
  STATE          Ratings  Ratings  Amount    Issue                                                                        (Note 1a)
===================================================================================================================================
Colorado--5.8%   AAA      Aaa      $3,000    Adams County, Colorado, School District No. 012, UT, Series A, 5.95%**
                                             due 12/15/2012 (c)                                                          $  1,456
                 NR*      Aa2       2,990    Colorado HFA, S/F Program, AMT, Senior Series A-1, 7.40% due 11/01/2027        3,377
                 NR*      Aa2       3,160    Colorado HFA, S/F Project, AMT, Senior Series C-1, 7.65% due 12/01/2025        3,572
                 AAA      Aaa      16,000    Denver, Colorado, City and County Airport, Revenue Refunding Bonds,
                                             Series E, 5.25% due 11/15/2023 (c)                                            16,125
                 AAA      NR*       7,000    Larimer County, Colorado, S/F Mortgage Revenue Bonds, Series A, 5.24%**
                                             due 8/01/2015 (j)                                                              2,919
                 A1+      VMIG1+    2,000    Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN, 3.70%
                                             due 5/01/2013 (a)(d)                                                           2,000
===================================================================================================================================
Connecticut--    AA-      A1        2,000    Connecticut State Health and Educational Facilities Authority Revenue
 1.2%                                        Bonds (Nursing Home Program--AHF/Hartford), 7.125% due 11/01/2024              2,316
                 AAA      Aaa       3,500    Connecticut State Special Tax Obligation Revenue Bonds, Series B, 6.25%
                                             due 10/01/2014 (b)                                                             3,886
===================================================================================================================================
Delaware--0.5%   AAA      Aaa       2,000    Delaware Transportation Authority, Transportation System Revenue Bonds,
                                             Senior Series, 7% due 7/01/2004 (b)(g)                                         2,345
===================================================================================================================================
Florida--6.3%    AAA      Aaa      11,800    Gulf Breeze, Florida, Capital Funding Revenue Bonds, Series B, 4.50% due
                                             10/01/2027 (c)                                                                10,756
                                             Miami--Dade County, Florida, Special Obligation Bonds (c):
                 AAA      Aaa      25,445      Refunding, Series A, 5.62%** due 10/01/2026                                  5,428
                 AAA      Aaa       9,680      Series B, 5% due 10/01/2037                                                  9,419
                 AAA      Aaa       7,000    Tampa, Florida, Health Systems Revenue Bonds (Catholic Health), Series
                                             A-2, 4.875% due 11/15/2028 (d)                                                 6,683
===================================================================================================================================
Georgia--3.7%                                Georgia Municipal Electric Authority, Power Revenue Bonds:
                 AAA      Aaa       7,725      Series EE, 7% due 1/01/2025 (d)                                             10,011
                 AAA      Aaa       1,000      Series W, UT, 6.60% due 1/01/2018 (c)                                        1,207
                 AAA      Aaa       3,500    Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                             Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004 (c)(g)          4,082
                 AAA      Aaa       3,000    Municipal Electric Authority, Georgia, Project One, Sub-Series A,
                                             6.50% due 1/01/2004 (d)(g)                                                     3,409
===================================================================================================================================
Hawaii--1.3%     AAA      Aaa       6,070    Hawaii State Department of Budget and Finance, Special Purpose Mortgage
                                             Revenue Bonds (Hawaiian Electric Company), AMT, Series C, 7.375%
                                             due 12/01/2020 (c)                                                             6,648
===================================================================================================================================
Illinois--9.8%   AAA      Aaa       7,650    Chicago, Illinois, Wastewater Transmission Revenue Refunding Bonds,
                                             5.125% due 1/01/2025 (b)                                                       7,589
                                             Chicago, Illinois, Water Revenue Bonds (b):
                 AAA      Aaa      16,640      5% due 11/01/2020                                                           16,306
                 AAA      Aaa       6,000      5% due 11/01/2025                                                            5,867
                 AAA      Aaa       2,240    Cook County, Illinois, Chicago Community College District No. 508, COP,
                                             UT, 8.75% due 1/01/2007 (b)                                                    2,926
                 AAA      Aaa       3,000    Illinois Health Facilities Authority Revenue Bonds (Servantcor Project),
                                             Series A, 6.375% due 8/15/2021 (f)                                             3,327
                 AAA      Aaa      10,000    Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                             Tax Revenue Refunding Bonds (McCormick Place Expansion Project), Series B,
                                             5.44%** due 6/15/2029 (b)                                                      1,976
                 AAA      Aaa       9,115    Regional Transportation Authority, Illinois, Series A, 7.20% due
                                             11/01/2020 (d)                                                                11,744
===================================================================================================================================
Indiana--1.5%                                Hammond, Indiana, Multi-School Building Corporation, Refunding
                                             (First Mortgage) (c):
                 AAA      Aaa       3,150      5.75% due 1/15/2017                                                          3,353
                 AAA      Aaa       1,360      6.125% due 7/15/2019                                                         1,499
                 NR*      Aaa       2,635    Indiana State, HFA, S/F Mortgage Revenue Bonds (Home Mortgage Program),
                                             AMT, Series B-2, 7.80% due 1/01/2022 (h)                                       2,777
===================================================================================================================================
Kansas--5.3%     AAA      Aaa       5,500    Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                             Project), 7% due 6/01/2031 (c)                                                 6,020
                 AAA      Aaa      14,740    Kansas City, Kansas, Utility System Revenue Bonds, RITR, Series 1, 8.77%
                                             due 9/01/2023 (b)(i)                                                          18,462
                 AAA      Aaa       2,500    Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company Project),
                                             7% due 6/01/2031 (c)                                                           2,736
===================================================================================================================================
Louisiana--1.0%  AAA      Aaa       4,340    Louisiana Public Facilities Authority, Revenue Refunding Bonds (Jefferson
                                             Parish Eastbank Project), 7.70% due 8/01/2010 (b)                              4,637
                 A1+      VMIG1+      500    Louisiana State Offshore Terminal Authority, Deepwater Port Revenue
                                             Refunding Bonds (Loop Inc.--First Stage), VRDN, Series A, 3.70% due
                                             9/01/2008 (a)                                                                    500
===================================================================================================================================
Maine--0.6%      NR*      Aa2       3,000    Maine State Housing Authority, Mortgage Purchase, AMT, Series C-2, 6.875%
                                             due 11/15/2023                                                                 3,213
===================================================================================================================================
Massachusetts--  AAA      Aaa       1,915    Massachusetts State Port Authority Revenue Bonds, AMT, Series A, 7.50%
                                             due 7/01/2020 (b)                                                              2,083
15.8%            AAA      Aaa      54,090    Massachusetts State Turnpike Authority, Metropolitan Highway System
                                             Revenue Bonds, Series A, 5% due 1/01/2037 (c)                                 52,377
                 AAA      Aaa       7,500    Massachusetts State Turnpike Authority, Western Turnpike Revenue Bonds,
                                             Series A, 5.55% due 1/01/2017 (c)                                              7,608
                 AAA      Aaa      20,000    Massachusetts State Water Resource Authority, General Revenue Bonds,
                                             Series A, 4.75% due 8/01/2037 (f)                                             18,592
===================================================================================================================================
Michigan--2.8%   AAA      Aaa      10,000    Michigan State Building Authority, Revenue Refunding Bonds, Series I,
                                             6.25% due 10/01/2020 (c)                                                      10,797
                 AAA      Aaa       3,000    Monroe County, Michigan, PCR (Detroit Edison Company Project--Monroe and
                                             Fermi Plants), AMT, Series 1, 7.65% due 9/01/2020 (b)                          3,287
===================================================================================================================================
Minnesota--0.3%  A1+      VMIG1+      300    Duluth, Minnesota, Tax Increment Revenue Bonds (Lake Superior Paper),
                                             VRDN, 3.55% due 9/01/2010 (a)                                                    300
                 AA       A1        1,000    Minneapolis, Minnesota, Community Development Agency, PCR (Northern States
                                             Power Company Project), VRDN, 3.60% due 3/01/2011 (a)                          1,000
===================================================================================================================================
Missouri--4.6%   AAA      Aaa       3,000    Kansas City, Missouri, Airport Revenue Bonds (General Improvement),
                                             Series B, 6.875% due 9/01/2004 (f)(g)                                          3,484
                 AAA      Aaa      20,385    Kansas City, Missouri, Municipal Assistance Corporation, Revenue Refunding
                                             Bonds (Leasehold--H. Roe Bartle), Series A, 5% due 4/15/2020 (c)              20,141
===================================================================================================================================
Montana--0.7%    AAA      Aaa       2,185    Forsyth, Montana, PCR, Refunding (Puget Sound Power and Light), AMT,
                                             Series B, 7.25% due 8/01/2021 (d)                                              2,413
                 BBB      Baa2      1,370    Lewis and Clark County, Montana, Environmental Revenue Refunding Bonds
                                             (Asarco Inc. Project), 5.60% due 1/01/2027                                     1,398
===================================================================================================================================
Nevada--0.7%     AAA      Aaa       3,000    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                             Power), AMT, 6.65% due 6/01/2017 (c)                                           3,320
===================================================================================================================================
New Jersey--1.8%                             New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                                             (Home Buyer), AMT (c):
                 AAA      Aaa       3,595      Series D, 7.70% due 10/01/2029                                               3,768
                 AAA      Aaa       5,000      Series K, 6.375% due 10/01/2026                                              5,298
===================================================================================================================================


                                     6 & 7

                                       MuniEnhanced Fund, Inc., January 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P    Moody's   Face                                                                                    Value
  STATE          Ratings  Ratings  Amount    Issue                                                                        (Note 1a)
===================================================================================================================================
New Mexico--1.0% AAA      Aaa      $2,375    Albuquerque, New Mexico, Airport Revenue Bonds, AMT, Series A, 6.60% due
                                             7/01/2016 (d)                                                               $  2,610
                 AAA      Aaa       2,300    Santa Fe, New Mexico, Revenue Bonds, Series A, 6.30% due 6/01/2004 (d)(g)      2,569
===================================================================================================================================
New York--6.1%                               New York City, New York, GO, UT:
                 BBB+     Baa1      2,875      Refunding, Series F, 5% due 8/01/2013                                         2,771
                 BBB+     Baa1        900      Series D, 9.50% due 8/01/2002                                                1,059
                 BBB+     Baa1      2,000      Series L, 5.75% due 8/01/2013                                                2,100
                 A-       A2       10,000    New York City, New York, Municipal Water Finance Authority, Water and
                                             Sewer System Revenue Bonds, Series D, 4.75% due 6/15/2025                      9,360
                 A1+      VMIG1+    1,400    New York State Dormitory Authority Revenue Bonds (Cornell University),
                                             VRDN, Series B, 3.50% due 7/01/2025 (a)                                        1,400
                 AAA      Aaa       3,500    New York State Local Government Assistance Corporation, Refunding,
                                             Series B, 4.875% due 4/01/2020 (c)                                             3,387
                 AAA      Aaa       4,710    New York State Medical Care Facilities Finance Agency Revenue Bonds
                                             (Saint Francis Hospital Project), Series A, 7.625% due 11/01/2021 (b)          4,933
                                             Port Authority of New York and New Jersey, Special Obligation Revenue
                                             Bonds (Versatile Structure Obligation), VRDN (a):
                 A1+      VMIG1+    5,600      Refunding, Series 2, 3.55% due 5/01/2019                                     5,600
                 A1+      VMIG1+      400      Series 3, 3.60% due 6/01/2020                                                  400
===================================================================================================================================
North Carolina-- A-1      VMIG1+    3,500    Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, AMT,
1.0%                                         Series A, 3.60% due 7/01/2017 (a)(c)                                           3,500
                 A1+      NR*       1,600    Raleigh-Durham, North Carolina, Airport Authority, Special Facility
                                             Revenue Refunding Bonds (American Airlines), VRDN, Series A, 3.65% due
                                             11/01/2015 (a)                                                                 1,600
===================================================================================================================================
North Dakota--   AAA      Aaa       3,000    Bismarck, North Dakota, Hospital Revenue Refunding and Improvement Bonds
0.6%                                         (MedCenter One, Inc.), 7.50% due 5/01/2013 (e)                                 3,182
===================================================================================================================================
Ohio--1.0%       AAA      Aaa       2,500    North Canton, Ohio, City School District Improvement Bonds, UT, 6.70% due
                                             12/01/2019 (d)                                                                 2,867
                 AAA      Aaa       2,150    Ohio State Air Quality Development Authority, PCR, Refunding (Ohio Edison),
                                             Series A, 7.45% due 3/01/2016 (b)                                              2,323
===================================================================================================================================
Oklahoma--0.1%   AAA      Aaa         515    Muskogee County, Oklahoma, Home Financing Authority, S/F Mortgage
                                             Revenue Refunding Bonds, Series A, 7.60% due 12/01/2010 (b)                      541
===================================================================================================================================
Pennsylvania--   A1+      P1          400    Delaware County, Pennsylvania, IDA, PCR, Refunding (British Petroleum
3.8%                                         3.8%  Exploration and Oil), VRDN, 3.65% due 10/01/2019 (a)                       400
                 A        Baa1      6,000    Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds (Resource
                                             Recovery Facility), Series A, 6.10% due 7/01/2013                              6,519
                 AAA      Aaa       2,000    Pennsylvania State Higher Educational Assistance Agency, Student Loan
                                             Revenue Bonds, RIB, AMT, Series B, 10.788% due 3/01/2020 (c)(i)                2,290
                 A1+      NR*       1,500    Pennsylvania State Higher Educational Facilities Authority, Revenue
                                             Refunding Bonds (Carnegie Mellon University), VRDN, Series C, 3.60% due
                                             11/01/2029 (a)                                                                 1,500
                 AAA      Aaa       8,850    Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series A,
                                             5% due 8/01/2022 (d)                                                           8,691
===================================================================================================================================
South Dakota--   AAA      Aaa       7,000    South Dakota State Health and Educational Facilities Authority, Revenue
1.7%                                         Refunding Bonds (McKennan Hospital), Series A, 7.625% due 1/01/2008 (c)(g)     8,599
===================================================================================================================================
Tennessee--2.0%  AAA      Aaa       3,225    Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds,
                                             Series C, 6.60% due 7/01/2015 (b)                                              3,516
                 AAA      Aaa       5,450    Mount Juliet, Tennessee, Public Building Authority Revenue Bonds (Madison
                                             Suburban Utility District Loan), Series B, 7.80% due 2/01/2004 (c)(g)          6,906
===================================================================================================================================
Texas--3.8%      AAA      Aaa       2,750    Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                             Refunding Bonds, 6.35% due 5/01/2025 (c)                                       3,092
                 A1+      Aaa         300    Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                                             Project), DATES, Series 1984-B, 3.60% due 3/01/2024 (a)                          300
                 AAA      Aaa       4,700    Houston, Texas, Water and Sewer Systems Revenue Bonds, Junior Lien,
                                             Series C, 6.375% due 12/01/2017 (d)                                            5,098
                 AAA      Aaa      10,420    Texas Water Resource Finance Authority Revenue Bonds, 7.50% due
                                             8/15/2013 (d)                                                                 10,961
===================================================================================================================================
Virginia--3.4%    AAA     Aaa       6,000    Loudoun County, Virginia, COP, 6.80% due 3/01/2014 (f)                         6,774
                                             Virginia State, HDA, Commonwealth Mortgage, AMT:
                  AAA     Aaa       5,000    Series A, Sub-Series A-4, 6.45% due 7/01/2028 (c)                              5,363
                  AA+     Aa        5,000    Series B, Sub-Series B-3, 6.75% due 7/01/2021                                  5,273
===================================================================================================================================
Washington--1.5%  AAA     Aaa       7,790    University of Washington, University Revenue Refunding Bonds (Housing
                                             and Dining), Junior Lien, 5% due 12/01/2021 (c)                                7,651
===================================================================================================================================
                  Total Investments (Cost--$490,302)--102.6%                                                              522,785
                  Liabilities in Excess of Other Assets--(2.6%)                                                           (13,257)
                                                                                                                         --------
                  Net Assets--100.0%                                                                                     $509,528
                                                                                                                         ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(b) FGIC Insured.
(c) MBIA Insured.
(d) AMBAC Insured.
(e) BIG Insured.
(f) FSA Insured.
(g) Prerefunded.
(h) GNMA Collateralized.
(i) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1998.
(j) Escrowed to maturity.
  * Not Rated.
 ** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  + Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche llp.

See Notes to Financial Statements.


Quality Profile

The quality ratings of securities in the Fund as of January 31, 1998 were as follows:

  --------------------------------------------
                                    Percent of
  S&P Rating/Moody's Rating         Net Assets
  --------------------------------------------
  AAA/Aaa...........................   83.2%
  AA/Aa.............................    5.2
  A/A...............................    3.7
  BBB/Baa...........................    1.4
  Other+............................    6.5
  --------------------------------------------
+ Temporary investments in short-term municipal securities.


                                     8 & 9

                                       MuniEnhanced Fund, Inc., January 31, 1998

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                   As of January 31, 1998
===================================================================================================================================
Assets:            Investments, at value (identified cost--$490,301,623) (Note 1a) ..................                  $522,784,726
                   Receivables:
                     Securities sold ................................................................   $  8,747,834
                     Interest .......................................................................      5,566,124     14,313,958
                                                                                                        ------------
                   Prepaid expenses and other assets ................................................                        16,459
                                                                                                                       ------------
                   Total assets .....................................................................                   537,115,143
                                                                                                                       ------------
===================================================================================================================================
Liabilities:     Payables:
                   Securities purchased .............................................................     25,681,933
                   Custodian bank (Note 1f) .........................................................      1,521,159
                   Investment adviser (Note 2) ......................................................        217,208
                   Dividends to shareholders (Note 1e) ..............................................         32,473     27,452,773
                                                                                                        ------------
                 Accrued expenses and other liabilities .............................................                       133,946
                                                                                                                       ------------
                 Total liabilities ..................................................................                    27,586,719
                                                                                                                       ------------
===================================================================================================================================
Net Assets:      Net assets                                                                                            $509,528,424
                                                                                                                       ============
===================================================================================================================================
Capital:           Capital Stock (200,000,000 shares authorized) (Note 4):
                     Preferred Stock, par value $.025 per share (6,000 shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation preference) ............                  $150,000,000
                     Common Stock, par value $.10 per share (29,039,176 shares issued and outstanding)    $2,903,918
                   Paid-in capital in excess of par .................................................    319,486,540
                   Undistributed investment income--net .............................................      3,634,396
                   Undistributed realized capital gains on investments--net .........................      1,020,467
                   Unrealized appreciation on investments--net ......................................     32,483,103
                                                                                                        ------------
                   Total--Equivalent to $12.38 net asset value per share of Common Stock
                     (market price--$12.4375) .......................................................                   359,528,424
                                                                                                                       ------------
                   Total capital ....................................................................                  $509,528,424
                                                                                                                       ============
===================================================================================================================================
                  *Auction Market Preferred Stock.
                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS


                   For the Year Ended January 31, 1998
===================================================================================================================================
Investment         Interest and amortization of premium and discount earned .........................                  $ 28,882,083
Income (Note 1d):
===================================================================================================================================
Expenses:          Investment advisory fees (Note 2) ................................................   $  2,479,958
                   Commission fees (Note 4) .........................................................        379,580
                   Transfer agent fees ..............................................................        111,396
                   Accounting services (Note 2) .....................................................         89,702
                   Professional fees ................................................................         83,677
                   Directors' fees and expenses .....................................................         45,653
                   Printing and shareholder reports .................................................         36,758
                   Listing fees .....................................................................         32,235
                   Custodian fees ...................................................................         29,961
                   Pricing fees .....................................................................         12,099
                   Other ............................................................................         20,419
                                                                                                        ------------
                   Total expenses ...................................................................                     3,321,438
                                                                                                                       ------------
                   Investment income--net ...........................................................                    25,560,645
                                                                                                                       ------------
===================================================================================================================================
Realized &         Realized gain on investments--net ................................................                     9,934,890
Unrealized Gain    Change in unrealized appreciation on investments--net ............................                     8,858,515
on Investments--                                                                                                       ------------
Net (Notes 1b,     Net Increase in Net Assets Resulting from Operations .............................                  $ 44,354,050
1d & 3):                                                                                                               ============
===================================================================================================================================

                   See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            For the Year Ended
                                                                                                                January 31,
                                                                                                            ------------------
                   Increase (Decrease) in Net Assets:                                                          1998      1997
===================================================================================================================================
Operations:        Investment income--net ............................................................. $ 25,560,645   $ 26,207,501
                   Realized gain (loss) on investments--net ...........................................    9,934,890     (4,884,441)
                   Change in unrealized appreciation on investments--net ..............................    8,858,515    (11,265,687)
                                                                                                        ------------   ------------
                   Net increase in net assets resulting from operations ...............................   44,354,050     10,057,373
                                                                                                        ------------   ------------
===================================================================================================================================
Dividends &        Investment income--net:
Distributions        Common Stock .....................................................................  (20,605,408)   (20,745,023)
to Shareholders      Preferred Stock ..................................................................   (5,358,480)    (5,203,200)
(Note 1e):         In excess of realized gain on investments--net:
                     Common Stock .....................................................................           --     (3,121,120)
                                                                                                        ------------   ------------
                   Net decrease in net assets resulting from dividends and distributions
                     to shareholders ..................................................................  (25,963,888)   (29,069,343)
                                                                                                        ------------   ------------
===================================================================================================================================
Common Stock       Value of shares issued to Common Stock shareholders in reinvestment of
Transactions         dividends ........................................................................      387,550             --
(Note 4):                                                                                               ------------   ------------
===================================================================================================================================
Net Assets:        Total increase (decrease) in net assets ............................................   18,777,712    (19,011,970)
                   Beginning of year ..................................................................  490,750,712    509,762,682
                                                                                                        ------------   ------------
                   End of year* ....................................................................... $509,528,424   $490,750,712
                                                                                                        ============   ============
===================================================================================================================================
                  *Undistributed investment income--net ............................................... $  3,634,396   $  4,037,639
                                                                                                        ============   ============
===================================================================================================================================

                   See Notes to Financial Statements


                                    10 & 11

                                       MuniEnhanced Fund, Inc., January 31, 1998

FINANCIAL HIGHLIGHTS

                  The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                          For the Year Ended January 31,
                                                                            ------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     1998+     1997+       1996+       1995        1994
==================================================================================================================================
Per Share         Net asset value, beginning of year .....................  $  11.75  $  12.40    $  11.17    $  12.99    $  12.29
Operating                                                                   --------  --------    --------    --------    --------
Performance:      Investment income--net .................................       .88       .90         .92         .96        1.01
                  Realized and unrealized gain (loss) on investments--net        .64      (.54)       1.23       (1.71)       1.09
                                                                            --------  --------    --------    --------    --------
                  Total from investment operations .......................      1.52       .36        2.15        (.75)       2.10
                                                                            --------  --------    --------    --------    --------
                  Less dividends and distributions to Common shareholders:
                  Investment income--net .................................      (.71)     (.72)       (.72)       (.79)       (.85)
                  Realized gain on investments--net ......................        --        --          --        (.06)       (.43)
                  In excess of realized gain on investments--net .........        --      (.11)         --        (.06)         --
                                                                            --------  --------    --------    --------    --------
                  Total dividends and distributions to Common Stock
                  shareholders ...........................................      (.71)     (.83)       (.72)       (.91)      (1.28)
                                                                            --------  --------    --------    --------    --------
                  Effect of Preferred Stock activity:
                  Investment income--net .................................      (.18)     (.18)       (.20)       (.16)       (.12)
                                                                            --------  --------    --------    --------    --------
                  Total effect of Preferred Stock activity ...............      (.18)     (.18)       (.20)       (.16)       (.12)
                                                                            --------  --------    --------    --------    --------
                  Net asset value, end of year ...........................  $  12.38  $  11.75    $  12.40    $  11.17    $  12.99
                                                                            ========  ========    ========    ========    ========
                  Market price per share, end of year ....................  $12.4375  $  11.00    $ 11.375    $  10.25    $ 13.125
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================
Total Investment  Based on market price per share ........................     20.26%     4.28%      18.67%     (14.88%)      9.28%
Return:*                                                                    ========  ========    ========    ========    ========
                  Based on net asset value per share .....................     12.06%     2.18%      18.71%      (6.27%)     16.61%
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================
Ratios to Average Expenses ...............................................    .0.67%       .67%        .68%        .69%        .68%
Net Assets:**                                                               ========  ========    ========    ========    ========
                  Investment income--net .................................      5.16%     5.27%       5.42%       5.76%       5.54%
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================
Supplemental      Net assets, net of Preferred Stock, end of year
Data:             (in thousands) .........................................  $359,528  $340,751    $359,763    $324,122    $376,726
                                                                            ========  ========    ========    ========    ========
                  Preferred Stock outstanding, end of year (in thousands)   $150,000  $150,000    $150,000    $150,000    $150,000
                                                                            ========  ========    ========    ========    ========
                  Portfolio turnover .....................................    128.79%   138.12%     114.30%      60.88%      41.61%
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================
Leverage:         Asset coverage per $1,000 ..............................  $  3,397  $  3,272    $  3,398    $  3,161    $  3,512
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================v
Dividends Per     Series A--Investment income--net .......................  $    891  $    860    $    961    $    752    $    597
Share on                                                                    ========  ========    ========    ========    ========
Preferred Stock   Series B--Investment income--net .......................  $    900  $    865    $    959    $    764    $    608
Outstanding:++                                                              ========  ========    ========    ========    ========
                  Series C--Investment income--net .......................  $    889  $    876    $    971    $    755    $    580
                                                                            ========  ========    ========    ========    ========
==================================================================================================================================

  * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads. See Notes to Financial Statements.
 ** Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Based on average shares outstanding.
 ++ Dividends per share have been adjusted to reflect a four-for-one stock split that occurred on December 1, 1994.

    See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is


                                    12 & 13

                                       MuniEnhanced Fund, Inc., January 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1998 were $620,312,978 and $624,867,397, respectively.

Net realized and unrealized gains as of January 31, 1998 were as follows:

-------------------------------------------------------
                              Realized       Unrealized
                                Gains           Gains
-------------------------------------------------------
Long-term investments......  $ 9,934,890    $32,483,103
                             -----------    -----------
Total......................  $ 9,934,890    $32,483,103
                             ===========    ===========
-------------------------------------------------------

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $32,266,156, of which $33,409,930 is related to appreciated securities and $1,143,774 is related to depreciated securities. The aggregate cost of investments at January 31, 1998 for Federal income tax purposes was $490,518,570.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without the approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended January 31, 1998 increased by 31,406 as a result of dividend reinvestment and during the year ended January 31, 1997 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 1998 were as follows: Series A, 3.40%; Series B, 3.44%; and Series C, 3.38%.

For the year ended January 31, 1998, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.50%, calculated on the proceeds of each auction. For the year ended January 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $171,630 as commissions.

5. Subsequent Event:

On February 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.058023 per share, payable on February 26, 1998 to shareholders of record as of February 19, 1998.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche llp
Princeton, New Jersey
March 6, 1998


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.


                                    14 & 15

Officers and Directors
Arthur Zeikel, President and Director
James H. Bodurtha, Director
Robert R. Martin, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

NYSE Symbol
MEN

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Square
Boston, MA 02110

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

This report, including the financial information herein, is transmitted to the shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniEnhanced
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           10874--1/98

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